UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                     811-22041

Gabelli 787 Fund, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

Annual Report

October 31, 2012

To Our Shareholders,

For the year ended October 31, 2012, the net asset value (“NAV”) per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund increased 3.5% compared with an increase of 15.2% for the Standard & Poor’s (“S&P”) 500 Index. The performance of the 3 Month US Treasury Bill Index for this period was 0.07%. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of October 31, 2012.

Commentary

Total global merger and acquisition (“M&A”) activity, according to Thomson Reuters M&A Review, was $543.8 billion in the quarter ended December 31, 2011. Ongoing concerns about the future of the eurozone, the outlook for the global economy, and the growing domestic fiscal deficit contributed to the stagnant M&A market in the quarter.

In terms of gross activity, the first nine months of 2012 totaled $1.7 trillion worth of mergers and acquisitions. While European sovereign debt fears began to abate, new worries over the coming fiscal cliff and uncertainty of government policies meant that companies were not quick to part with their money. As yields on U.S. Treasuries remained stunted by the desire for safety and by Federal Reserve policies, low risk investments providing significant possibility for returns were sparse, making M&A an especially attractive asset class on a relative basis.

Breaking down merger activity by sector, energy and power remained on top, making up 17% of the first nine months of 2012’s volume, with materials and financials following at 12% and 11%, respectively. Private equity buyers accounted for a large portion of the lagging activity, with private equity deal volume down 7% compared with the same nine months last year. Cross border M&A, meanwhile, continued to add a significant slice of deals, and emerging markets accounted for 28% of all activity.

Deals that closed during the Fund’s fiscal year

Inhibitex, Inc. is a maker of a hepatitis C treatment. On January 7, 2012, the company announced that it had entered into an agreement with Bristol-Myers Squibb to be acquired for $26.00 in cash per share. The transaction, valued at approximately $2.5 billon, was done through a tender offer, subject to antitrust approval. The deal was completed on February 13, 2012.

RuggedCom Inc. is an Ontario, Canada based communications company that specializes in networking solutions for use in harsh environments. Such environments include electrical power substations, oil refineries, metals and minerals processing, and military applications. There were 12.43 million shares outstanding. On December 19, 2011, the company received an offer to be bought by St. Louis based Belden Inc. Belden offered to pay shareholders C$22.00 per share in cash, valuing RuggedCom at C$280 million. On December 28, Rugged adopted a poison pill plan aimed at thwarting a deal. Then, on January 30 of this year, the company received a white knight offer from German electronics and electrical engineering giant Siemens who offered to buy RuggedCom for C$33.00 per share in cash or a total value of C$440 million. The board of Rugged recommended this offer and Belden let their original offer expire. On March 23, 2012, the Fund received C$33.00 in cash per share.

Miranda Technologies Inc. is a Canadian company which provides hardware and software for the broadcast industry. On June 5, 2012, Miranda announced it would be bought by Belden Inc. for a purchase price of C$345 million. Shareholders tendered their shares of Miranda to receive C$17.00 in cash per share. On July 24, 2012, the deal closed.

Hughes Telematics Inc. provides automotive based solutions for voice and data communication services. On June 1, 2012, Verizon Communications Inc. announced that it had entered into an agreement to buy Hughes for $12.00 per share in cash. The acquisition was completed on July 26, 2012.

Gen-Probe Inc. is a molecular diagnostic company headquartered in San Diego, CA. On April 30, 2012, Gen-Probe announced it would be acquired by Hologic Inc., a Massachusetts based competitor. Holders of Gen-Probe received $82.75 per share in cash, valuing the entire transaction at approximately $3.72 billion. The deal closed August 1, 2012.

Lincare Holdings Inc. is a Florida based company that provides respiratory therapy services to at-home patients. On July 1, 2012, Linde AG announced it would acquire Lincare for $3.8 billion, with Lincare holders receiving $41.50 per share in cash. The tender offer was completed August 8, 2012.

Comparative Results

Average Annual Returns through October 31, 2012 (a) (Unaudited)

	One Year	Five Year	Ten Year	Since Inception (2/28/01)
Class A (EMAAX)	3.50%	(0.16)%	4.91%	3.90%
With sales charge (b)	(2.45)	(1.33)	4.29	3.38
Class AAA (EAAAX)	3.77	(0.05)	4.97	3.95
Class B (EMABX)	2.99	(0.70)	4.34	3.33
With contingent deferred sales charge (c)	(2.01)	(1.10)	4.34	3.33
Class C (EMACX)	2.89	(0.71)	4.33	3.33
With contingent deferred sales charge (d)	1.89	(0.71)	4.33	3.33
Class Y (EMAYX)	4.01	0.30	5.39	4.37
S&P 500 Index	15.21	0.36	6.91	3.10
Lipper U.S. Treasury Money Market Fund Average	0.01	0.39	1.36	1.48
3 Month U.S. Treasury Bill Index	0.07	0.47	1.64	1.75

In the current prospectus dated February 28, 2012, the Fund’s expense ratios are 1.45%, 1.65%, 2.20%, 2.20%, and 1.20% for the Class AAA, A, B, C, and Y Shares, respectively. See page 12 for expense ratios for the year ended October 31, 2012. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class A Shares’ NAV are used to calculate the performance for the periods prior to the issuance of the Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher than the returns of the Class A Shares due to lower expenses.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND CLASS A SHARES AND THE S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Enterprise Mergers and Acquisitions Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from May 1, 2012 through October 31, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended October 31, 2012.

	Beginning Account Value 05/01/12	Ending Account Value 10/31/12	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$ 999.10	1.52%	$ 7.64
Class A	$1,000.00	$ 998.20	1.72%	$ 8.64
Class B	$1,000.00	$ 995.20	2.28%	$11.43
Class C	$1,000.00	$ 995.20	2.27%	$11.38
Class Y	$1,000.00	$1,000.90	1.27%	$ 6.39
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.50	1.52%	$ 7.71
Class A	$1,000.00	$1,016.49	1.72%	$ 8.72
Class B	$1,000.00	$1,013.67	2.28%	$11.54
Class C	$1,000.00	$1,013.72	2.27%	$11.49
Class Y	$1,000.00	$1,018.75	1.27%	$ 6.44
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2012:

Gabelli Enterprise Mergers and Acquisitions Fund

U.S. Government Obligations	20.2%
Industrials	16.3%
Health Care	15.3%
Consumer Discretionary	11.4%
Consumer Staples	8.4%
Energy	6.1%
Telecommunication Services	5.9%

Materials	4.9%
Financials	4.2%
Utilities	3.8%
Information Technology	3.6%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments — October 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 79.6%
	INDUSTRIALS — 16.3%
	Aerospace and Defense — 0.8%
15,000	Exelis Inc.	$190,129	$165,900
30,000	Kaman Corp.	885,221	1,116,000
20,000	Smiths Group plc	329,125	340,827

		1,404,475	1,622,727

	Air Freight and Logistics — 1.4%
270,000	TNT Express NV	3,340,849	2,843,763

	Building and Construction — 2.0%
90,600	The Shaw Group Inc.†	3,769,368	3,967,374

	Commercial Services and Supplies — 6.9%
60,000	Cooper Industries plc	4,211,413	4,496,400
30,000	Garda World Security Corp., Cl. A†	368,266	359,549
180,000	Kenexa Corp.†	8,253,610	8,272,800
7,500	Rollins Inc.	22,545	170,025
13,001	United Rentals Inc.†	604,393	528,600

		13,460,227	13,827,374

	Machinery — 4.5%
200	Cascade Corp.	12,990	12,998
30,000	Ceradyne Inc.	1,047,702	1,048,800
10,000	CIRCOR International Inc.	277,472	344,900
120,000	Robbins & Myers Inc.	7,157,815	7,113,600
22,000	Xylem Inc.	681,623	533,720

		9,177,602	9,054,018

	Railroads and Transportation — 0.7%
9,000	GATX Corp.	303,464	373,140
48,400	Navistar International Corp.†	1,184,096	907,500

		1,487,560	1,280,640

	TOTAL INDUSTRIALS	32,640,081	32,595,896

	HEALTH CARE — 15.2%
	Biotechnology — 1.3%
2,000	3SBio Inc., ADR†	27,008	26,820
5,000	Biogen Idec Inc.†	270,737	691,100
7,200	Bio-Rad Laboratories Inc., Cl. A†	738,075	729,720
50,000	Devgen†	1,027,727	1,029,785
40,000	Indevus Pharmaceuticals Inc., Escrow(a)	0	44,000
443,000	Q-Med AB, Escrow(a)	0	0

		2,063,547	2,521,425

	Health Care Equipment and Supplies — 1.9%
49,000	ArthroCare Corp.†	1,009,669	1,473,920
200	China Kanghui Holdings Inc., ADR†	6,085	6,120
13,000	Exactech Inc.†	175,288	217,100
15,300	IRIS International Inc.†	297,640	298,197

Shares		Cost	Market Value
10,000	PSS World Medical Inc.†	$285,840	$286,200
135,000	Smith & Nephew plc	1,516,083	1,426,969
1,000	Young Innovations Inc.	28,124	34,150

		3,318,729	3,742,656

	Health Care Providers and Services — 6.7%
90,000	AMERIGROUP Corp.†	8,095,875	8,220,600
1,000	Amil Participacoes SA	14,331	15,042
1,000	Chemed Corp.	30,478	67,250
50,000	Coventry Health Care Inc.	2,085,160	2,182,000
5,000	Rhoen Klinikum AG	112,410	97,502
1,000	Sun Healthcare Group Inc.†	8,345	8,460
200,000	Sunrise Senior Living Inc.†	2,866,781	2,878,000

		13,213,380	13,468,854

	Life Sciences Tools and Services — 1.0%
11,000	Illumina Inc.†	498,414	522,610
110,000	WuXi PharmaTech Cayman Inc., ADR†	2,061,134	1,560,900

		2,559,548	2,083,510

	Pharmaceuticals — 4.3%
24,000	Allergan Inc.	1,379,256	2,158,080
40,000	Bristol-Myers Squibb Co.	1,073,337	1,330,000
5,706	Grifols SA, ADR†	80,403	143,563
100,000	Medicis Pharmaceutical Corp., Cl. A	4,352,546	4,341,000
15,000	Schiff Nutrition International Inc.†	507,396	507,600
1,000	Taro Pharmaceuticals Industries Ltd.†	39,430	46,250

		7,432,368	8,526,493

	TOTAL HEALTH CARE	28,587,572	30,342,938

	CONSUMER DISCRETIONARY — 11.4%
	Auto Components — 0.2%
15,000	Tenneco Inc.†	47,769	458,250

	Consumer Services — 0.0%
500	Arbor Memorial Services, Cl. A	16,476	15,945

	Diversified Consumer Services — 0.0%
34,000	Corinthian Colleges Inc.†	238,031	92,820

	Hotels, Restaurants, and Leisure — 0.7%
12,000	Boyd Gaming Corp.†	58,171	74,040
4,000	Churchill Downs Inc.	130,964	261,320
145,000	Dover Motorsports Inc.†	606,228	214,600
80,000	Ladbrokes plc	150,377	231,349
7,000	Orient-Express Hotels Ltd., Cl. A†.	77,900	82,110
13,000	Ryman Hospitality Properties, Inc.†	182,575	507,130

		1,206,215	1,370,549

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	CONSUMER DISCRETIONARY (Continued)
	Household Durables — 0.5%
19,000	Harman International Industries Inc.	$719,417	$796,670
9,000	Nobility Homes Inc.†	136,282	48,600
13,000	Skyline Corp.†	160,369	59,800

		1,016,068	905,070

	Media — 5.8%
100,000	Acme Communications Inc.	161,035	101,000
500	Ascent Capital Group Inc., Cl. A†	12,495	29,725
80,000	Astral Media Inc., Cl. A	3,838,354	3,274,493
1,300	Astral Media Inc., Cl. B	68,410	55,007
45,000	British Sky Broadcasting Group plc	490,751	514,871
160,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,499,561	1,065,600
64,000	Crown Media Holdings Inc., Cl. A†	355,927	111,360
4,000	Discovery Communications Inc., Cl. A†	57,024	236,080
4,000	Discovery Communications Inc., Cl. C†	39,809	219,120
22,000	DISH Network Corp., Cl. A	422,307	783,860
38,000	Fisher Communications Inc.	1,371,104	959,120
254	Granite Broadcasting Corp.†(a)	0	1
720	Jupiter Telecommunications Co. Ltd.	981,154	978,580
26,000	Liberty Media Corp. - Liberty Capital, Cl. A†	357,586	2,903,420
20,000	Shaw Communications Inc., Cl. B	265,164	436,800

		9,920,681	11,669,037

	Multiline Retail — 0.0%
3,000	Saks Inc.†	38,130	30,840

	Specialty Retail — 4.2%
10,000	Aaron’s Inc.†	278,805	308,300
80,000	Dollar Thrifty Automotive Group Inc.†	6,932,540	6,160,000
500	Douglas Holding AG	24,554	24,413
7,000	Heelys Inc.†	15,965	15,890
10,000	Pier 1 Imports Inc.	63,663	204,000
55,000	The Pep Boys - Manny, Moe & Jack	668,420	549,450
15,000	The Warnaco Group Inc.†	1,062,153	1,058,700

		9,046,100	8,320,753

	TOTAL CONSUMER DISCRETIONARY	21,529,470	22,863,264

Shares		Cost	Market Value
	CONSUMER STAPLES — 8.4%
	Beverages — 1.1%
1,000	Asia Pacific Breweries Ltd.	$39,502	$43,204
250,000	Grupo Modelo SAB de CV, Cl. C	2,231,177	2,203,299

		2,270,679	2,246,503

	Food and Staples Retailing — 1.3%
26,000	Casey’s General Stores Inc.	1,045,405	1,340,300
4,000	Spartan Stores Inc.	14,980	57,440
29,700	Village Super Market Inc., Cl. A	678,292	1,089,099

		1,738,677	2,486,839

	Food Products — 5.7%
3,000	Flowers Foods Inc.	10,669	59,070
500	GrainCorp Ltd., Cl. A	6,289	6,368
27,000	Hillshire Brands Co.	793,662	702,270
510,000	Parmalat SpA	1,887,071	1,155,485
6,500	Post Holdings Inc.†	163,261	205,075
13,500	Ralcorp Holdings Inc.†	957,380	974,565
30,000	Rieber & Son ASA	329,374	343,343
44,049	Tootsie Roll Industries Inc.	987,804	1,173,901
435,000	Viterra Inc.	6,983,996	6,855,469

		12,119,506	11,475,546

	Personal Products — 0.3%
42,000	Avon Products Inc.	930,683	650,580
1,000	Physicians Formula Holdings Inc.†	4,235	4,890

		934,918	655,470

	TOTAL CONSUMER STAPLES	17,063,780	16,864,358

	TELECOMMUNICATION SERVICES — 5.9%
	Diversified Telecommunications Services — 3.0%
280,000	Asia Satellite Telecommunications Holdings Ltd.	604,206	892,381
180,000	Cincinnati Bell Inc.†	676,385	937,800
90,000	Telenet Group Holding NV	4,074,002	4,126,594

		5,354,593	5,956,775

	Wireless Telecommunications Services — 2.9%
14,000	Millicom International Cellular SA, SDR	963,307	1,209,426
2,000	Rogers Communications Inc., Cl. B	5,909	87,840
335,000	Sprint Nextel Corp.†	1,374,105	1,855,900
9,000	Telephone & Data Systems Inc.	255,177	223,830
65,500	United States Cellular Corp.†	3,066,034	2,422,845

		5,664,532	5,799,841

	TOTAL TELECOMMUNICATION SERVICES	11,019,125	11,756,616

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY — 5.9%
	Oil, Gas, and Consumable Fuels — 5.9%
4,000	Anadarko Petroleum Corp.	$203,154	$275,240
46,000	Atlas Energy LP	622,054	1,587,000
3,000	Celtic Exploration Ltd.†	79,521	78,338
125,000	Dragon Oil plc	784,424	1,119,547
51,841	Energy Transfer Partners LP	2,456,441	2,218,795
11,592	Halcon Resources Corp.†	100,633	75,000
20,000	Heritage Oil plc†	102,384	62,388
148,000	Nexen Inc.	3,836,510	3,537,200
127,000	Progress Energy Resources Corp.	2,517,598	2,558,438
140,000	WesternZagros Resources Ltd.†	409,637	178,023

	TOTAL ENERGY	11,112,356	11,689,969

	MATERIALS — 4.9%
	Building Products — 1.2%
135,000	Griffon Corp.	1,147,500	1,370,250
12,000	Texas Industries Inc.†	383,556	517,560
12,000	Vulcan Materials Co.	471,544	551,640

		2,002,600	2,439,450

	Chemicals — 0.2%
9,000	Sensient Technologies Corp.	226,289	327,420
500	Spartech Corp.†	4,130	4,280
1,500	TPC Group Inc.†	65,937	67,470

		296,356	399,170

	Containers and Packaging — 2.8%
9,000	Greif Inc., Cl. B	481,339	407,700
340,000	Myers Industries Inc.	6,914,411	5,042,200

		7,395,750	5,449,900

	Metals and Mining — 0.7%
100,000	Alcoa Inc.	974,166	857,000
7,000	Allegheny Technologies Inc.	496,510	184,450
4,000	Camino Minerals Corp.†	749	441
12,000	Gold Fields Ltd., ADR	150,406	150,120
2,000	Jaguar Mining Inc.†	2,450	2,080
9,000	Pan American Silver Corp.	201,825	197,437
5,000	Talison Lithium Ltd.†	32,811	32,190

		1,858,917	1,423,718

	TOTAL MATERIALS	11,553,623	9,712,238

	FINANCIALS — 4.2%
	Capital Markets — 0.3%
50,000	BKF Capital Group Inc.†	200,759	54,000
85,000	SWS Group Inc.†	1,179,863	483,650

		1,380,622	537,650

	Commercial Banks — 1.3%
200,000	First Niagara Financial Group Inc.	2,720,469	1,656,000
15,000	Hudson City Bancorp Inc.	129,498	127,275

Shares		Cost	Market Value
20,000	Pacific Capital Bancorp NA†	$910,436	$918,200

		3,760,403	2,701,475

	Consumer Finance — 1.5%
170,000	SLM Corp.	3,163,455	2,988,600

	Insurance — 1.0%
2,000	Argo Group International Holdings Ltd.	53,680	68,800
3,000	CNinsure Inc., ADR†	44,975	17,640
47,068	Delphi Financial Group Inc.†(a)	0	29,418
1,000	Flagstone Reinsurance Holdings SA	8,580	8,840
120,000	Presidential Life Corp.	1,676,046	1,677,600
10,000	SeaBright Holdings Inc.	110,870	109,700

		1,894,151	1,911,998

	Real Estate Management and Development — 0.0%
500	ECO Business-Immobilien AG†	3,961	2,962

	Thrift and Mortgage Finance — 0.1%
10,000	New York Community Bancorp Inc.	165,939	138,600

	TOTAL FINANCIALS	10,368,531	8,281,285

	UTILITIES — 3.8%
	Electric Utilities — 1.7%
30,000	Duke Energy Corp.	1,532,274	1,970,711
68,000	Endesa SA	2,569,100	1,447,221

		4,101,374	3,417,932

	Gas Utilities — 0.2%
10,000	Southwest Gas Corp.	348,327	434,700

	Independent Power Producers and Energy Traders — 0.0%
75,000	GenOn Energy Inc., Escrow†(a)	0	0

	Multi-Utilities — 1.9%
19,900	CH Energy Group Inc.	850,854	1,294,097
57,267	GDF Suez, Strips†	702	74
70,000	NorthWestern Corp.	1,965,522	2,506,700

		2,817,078	3,800,871

	TOTAL UTILITIES	7,266,779	7,653,503

	INFORMATION TECHNOLOGY — 3.6%
	Communications Equipment — 0.0%
5,000	Emulex Corp.†	43,625	34,800

	Computers and Peripherals — 0.3%
85,000	Intermec Inc.†	958,505	576,300

	Electrical Equipment and Instruments — 0.5%
1,000	Cymer Inc.†.	72,808	79,690

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY (Continued)
	Electrical Equipment and Instruments (Continued)
165,000	Gerber Scientific Inc., Escrow†(a)	$0	$1,650
50,200	Laird plc	156,381	170,285
4,500	Park Electrochemical Corp.	106,878	111,690
2,000	SGL Carbon SE	101,244	79,816
33,000	Zygo Corp.†	298,690	614,460

		736,001	1,057,591

	Internet Software and Services — 2.3%
25,500	Ancestry.com Inc.†	804,447	805,800
1,000	LBi International NV†	3,702	3,698
230,000	Yahoo! Inc.†	5,015,128	3,866,300

		5,823,277	4,675,798

	Semiconductors and Semiconductor Equipment — 0.1%
1,125	Lam Research Corp.†	40,871	39,825
2,500	LTX-Credence Corp.†	18,894	13,925
16,000	MoSys Inc.†	63,910	64,640
10,000	PLX Technology Inc.†	66,137	43,300

		189,812	161,690

	Software — 0.4%
50,000	FalconStor Software Inc.†	227,875	111,000
1,000	Mediware Information Systems†	21,884	21,940
1,000	Opnet Technologies Inc.	41,538	42,430
10,000	Pervasive Software Inc.†	86,284	85,800
42,000	Take-Two Interactive Software Inc.†	346,057	468,300

		723,638	729,470

	TOTAL INFORMATION TECHNOLOGY	8,474,858	7,235,649

	TOTAL COMMON STOCKS	159,616,175	158,995,716

	RIGHTS — 0.1%
	HEALTH CARE — 0.1%
20,000	Adolor Corp., expire 07/01/19†(a)	0	10,400
5,000	American Medical Alert Corp.†(a)	0	50
4,000	Clinical Data Inc., expire 04/14/18†(a)	0	3,800
120,000	Sanofi, CVR, expire 12/31/20†	204,080	218,400

	TOTAL HEALTH CARE	204,080	232,650

	TOTAL RIGHTS	204,080	232,650

Shares		Cost	Market Value
	WARRANTS — 0.2%
	ENERGY — 0.2%
	Oil, Gas, and Consumable Fuels — 0.2%
76,800	Kinder Morgan Inc., expire 05/25/17†	$149,163	$295,680

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 20.2%
$40,375,000	U.S. Treasury Bills, 0.100% to 0.150%††, 12/20/12 to 05/02/13(b)	40,355,758	40,356,211

	TOTAL INVESTMENTS — 100.1%	$200,325,176	199,880,257

		Settlement Date	Unrealized Appreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS — 0.0%
7,108,350(c)	Deliver Canadian Dollars in exchange for United States Dollars 7,112,689(d)	11/30/12	37,562

			Market Value

	Other Assets and Liabilities (Net) — (0.1)%		(151,065)

	NET ASSETS — 100.0%		$199,766,754

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At October 31, 2012, the market value of fair valued securities amounted to $89,319 or 0.04% of net assets.
(b)	At October 31, 2012, $7,500,000 of the principal amount was pledged as collateral for forward foreign exchange contracts.
(c)	Principal amount denoted in Canadian Dollars.
(d)	At October 31, 2012, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Assets and Liabilities

October 31, 2012

Assets:
Investments, at value (cost $200,325,176)	$199,880,257
Foreign currency, at value (cost $14,817)	14,843
Cash	1,282,595
Deposit at brokers	788,999
Receivable for Fund shares sold	389,152
Receivable for investments sold	363,643
Dividends receivable	126,071
Unrealized appreciation on forward foreign exchange contracts	37,562
Prepaid expenses	13,914

Total Assets	202,897,036

Liabilities:
Payable for Fund shares redeemed	628,930
Payable for investments purchased	2,102,519
Payable for investment advisory fees	162,992
Payable for distribution fees	90,682
Payable for accounting fees	7,500
Other accrued expenses	137,659

Total Liabilities	3,130,282

Net Assets (applicable to 18,426,355 shares outstanding)	$199,766,754

Net Assets Consist of:
Paid-in capital	$250,632,657
Accumulated net investment loss	(2,159,543)
Accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency transactions	(48,295,734)
Net unrealized depreciation on investments	(444,919)
Net unrealized appreciation on foreign currency translations	34,293

Net Assets	$199,766,754

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($7,813,549 ÷ 710,459 shares outstanding; 100,000,000 shares authorized)	$11.00

Class A:
Net Asset Value and redemption price per share ($103,826,852 ÷ 9,487,352 shares outstanding; 200,000,000 shares authorized)	$10.94

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.61

Class B:
Net Asset Value and offering price per share ($3,745,345 ÷ 362,194 shares outstanding; 100,000,000 shares authorized)	$10.34	(a)

Class C:
Net Asset Value and offering price per share ($51,497,547 ÷ 4,983,322 shares outstanding; 100,000,000 shares authorized)	$10.33	(a)

Class Y:
Net Asset Value, offering and redemption price per share ($32,883,461 ÷ 2,883,028 shares outstanding; 100,000,000 shares authorized)	$11.41

Statement of Operations

For the Year Ended October 31, 2012

Investment Income:
Dividends - (net of foreign withholding taxes of $73,489) (See Note 2)	$1,557,811
Interest	45,260

Total Investment Income	1,603,071

Expenses:
Investment advisory fees	2,141,264
Distribution fees - Class AAA	19,773
Distribution fees - Class A	532,135
Distribution fees - Class B	57,415
Distribution fees - Class C	589,982
Shareholder services fees	296,846
Shareholder communications expenses	75,027
Legal and audit fees	69,698
Directors’ fees	68,791
Registration expenses	68,246
Custodian fees	64,088
Accounting fees	45,000
Miscellaneous expenses	30,704

Total Expenses	4,058,969

Less:
Custodian fee credits.	(577)

Net Expenses	4,058,392

Net Investment Loss	(2,455,321)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments (See Note 2)	4,961,286
Net realized gain on securities sold short	51,561
Net realized loss on swap contracts	(211,389)
Net realized loss on foreign currency transactions	(143,014)

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	4,658,444

Net change in unrealized appreciation/depreciation:
on investments	5,733,285
on foreign currency translations	32,357

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,765,642

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	10,424,086

Net Increase in Net Assets Resulting from Operations	$7,968,765

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Changes in Net Assets

Year Ended October 31, 2012	Year Ended October 31, 2011

Operations:
Net investment loss	$(2,455,321)	$(1,726,534)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	4,658,444	5,860,226
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,765,642	3,329,650

Net Increase in Net Assets Resulting from Operations.	7,968,765	7,463,342

Capital Share Transactions:
Class AAA	(402,900)	7,526,848
Class A	(34,690,476)	5,417,339
Class B	(4,845,267)	(4,749,564)
Class C	(14,888,349)	5,679,652
Class Y	(19,567,614)	15,741,831

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(74,394,606)	29,616,106

Redemption Fees	41	1,693

Net Increase/(Decrease) in Net Assets	(66,425,800)	37,081,141
Net Assets:
Beginning of period	266,192,554	229,111,413

End of period (including undistributed net investment income of $0 and $23,100, respectively)	$199,766,754	$266,192,554

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Period Ended October 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)(a)(d)	Operating Expenses Net of Reductions (d)(e)(f)	Portfolio Turnover Rate
Class AAA
2012	$10.60	$(0.08)	$0.48	$0.40	—	—	—	$0.00	$11.00	3.77%	$ 7,814	(0.75)%	1.50%	202%
2011	10.25	(0.04)	0.39	0.35	—	—	—	0.00	10.60	3.41	7,936	(0.39)	1.45	232
2010(g)	9.60	(0.05)	0.70	0.65	—	—	—	0.00	10.25	6.77	571	(0.80)(h)	1.51(h)	228
Class A
2012	$10.57	$(0.11)	$0.48	$0.37	—	—	—	$0.00	$10.94	3.50%	$103,827	(1.00)%	1.70%	202%
2011	10.24	(0.06)	0.39	0.33	—	—	—	0.00	10.57	3.22	134,334	(0.56)	1.65	232
2010	9.13	(0.09)	1.26	1.17	$(0.05)	$(0.01)	$(0.06)	0.00	10.24	12.93	124,637	(0.90)	1.71	228
2009	8.66	0.05	1.16	1.21	—	(0.74)	(0.74)	0.00	9.13	16.09	71,935	0.59	1.74	97
2008	13.17	0.02	(3.64)	(3.62)	—	(0.89)	(0.89)	0.00	8.66	(29.16)	111,249	0.16	1.86	130
Class B
2012	$10.04	$(0.18)	$0.48	$0.30	—	—	—	$0.00	$10.34	2.99%	$ 3,745	(1.74)%	2.25%	202%
2011	9.78	(0.11)	0.37	0.26	—	—	—	0.00	10.04	2.66	8,393	(1.09)	2.20	232
2010	8.72	(0.13)	1.20	1.07	—	$(0.01)	$(0.01)	0.00	9.78	12.29	12,767	(1.41)	2.26	228
2009	8.35	0.01	1.10	1.11	—	(0.74)	(0.74)	0.00	8.72	15.43	16,280	0.08	2.29	97
2008	12.79	(0.04)	(3.51)	(3.55)	—	(0.89)	(0.89)	0.00	8.35	(29.53)	22,641	(0.37)	2.41	130
Class C
2012	$10.04	$(0.16)	$0.45	$0.29	—	—	—	$0.00	$10.33	2.89%	$ 51,498	(1.56)%	2.25%	202%
2011	9.78	(0.11)	0.37	0.26	—	—	—	0.00	10.04	2.66	64,637	(1.11)	2.20	232
2010	8.72	(0.13)	1.21	1.08	$(0.01)	$(0.01)	$(0.02)	0.00	9.78	12.36	57,381	(1.43)	2.26	228
2009	8.35	0.00(c)	1.11	1.11	—	(0.74)	(0.74)	0.00	8.72	15.43	50,096	0.02	2.29	97
2008	12.80	(0.04)	(3.52)	(3.56)	—	(0.89)	(0.89)	0.00	8.35	(29.55)	62,243	(0.37)	2.41	130
Class Y
2012	$10.97	$(0.05)	$0.49	$0.44	—	—	—	$0.00	$11.41	4.01%	$ 32,883	(0.49)%	1.25%	202%
2011	10.58	(0.01)	0.40	0.39	—	—	—	0.00	10.97	3.69	50,893	(0.11)	1.20	232
2010	9.42	(0.04)	1.30	1.26	$(0.09)	$(0.01)	$(0.10)	0.00	10.58	13.49	33,755	(0.44)	1.26	228
2009	8.87	0.09	1.20	1.29	—	(0.74)	(0.74)	0.00	9.42	16.64	21,833	1.05	1.29	97
2008	13.48	0.07	(3.73)	(3.66)	—	(0.95)	(0.95)	0.00	8.87	(28.88)	28,768	0.63	1.41	130

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)

During the year ended October 31, 2012, the Fund changed its previously recognized estimate of the characterization of prior year income associated with a portfolio holding involved in a corporate reorganization that was subsequently sold. If this recharacterization had not occurred, Net Investment Income(Loss) would have been $(0.02) (Class AAA), $(0.05) (Class A), $(0.12) (Class B), $(0.10) (Class C), and $0.00 (Class I), respectively, Net Realized and Unrealized Gain (Loss) on Investments would have been $0.42 (Class AAA, Class A, and Class B), $0.39 (Class C), and $0.44 (Class I), respectively, and Net Investment Income (Loss) Ratio would have been (0.22)% (Class AAA), (0.47)% (Class A), (1.17)% (Class B), (1.00)% (Class C), and 0.02% (Class I), respectively.

(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)

Net investment income (loss) ratios and operating expense ratios do not include a reduction for fees paid indirectly. For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the years ended October 31, 2012, 2011, 2010 and 2009 there were no fees paid indirectly.

(e)

The Fund incurred interest expense during the year ended October 31, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.79% (Class A), 2.34% (Class B and Class C), and 1.34% (Class Y), respectively. For the years ended October 31, 2010 and 2009, the effect of interest expense was minimal. For the years ended October 31, 2012 and 2011, there was no interest expense.

(f)	If operating expenses were shown gross of any reductions, the effect would be minimal.
(g)	From the commencement of offering Class AAA Shares on February 26, 2010 through October 31, 2010.
(h)	Annualized.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements

1. Organization. The Gabelli Enterprise Mergers and Acquisitions Fund is a series of the Gabelli 787 Fund, Inc. (the “Corporation”), which was organized in Maryland and commenced operations on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its primary objective is capital appreciation.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of October 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 10/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care
Biotechnology	$ 2,477,425	—	$44,000	$ 2,521,425
Other Industries (a)	27,821,513	—	—	27,821,513
Consumer Discretionary
Media	11,669,036	—	1	11,669,037
Other Industries (a)	11,194,227	—	—	11,194,227
Financials
Insurance	1,882,580	—	29,418	1,911,998
Other Industries (a)	6,369,287	—	—	6,369,287
Utilities
Independent Power Producers and Energy Traders	—	—	0	0
Other Industries (a)	7,653,503	—	—	7,653,503
Information Technology
Electrical Equipment and Instruments	1,055,941	—	1,650	1,057,591
Other Industries (a)	6,178,058	—	—	6,178,058
Other Industries (a)	82,619,077	—	—	82,619,077
Total Common Stocks	158,920,647	—	75,069	158,995,716
Rights:
Health Care	218,400	—	14,250	232,650
Warrants:
Energy	295,680	—	—	295,680
U.S. Government Obligations	—	$40,356,211	—	40,356,211
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$159,434,727	$40,356,211	$89,319	$199,880,257
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward Foreign Exchange Contract	$ —	$ 37,562	$ —	$ 37,562

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The Fund did not have transfers between Level 1 and Level 2 during the year ended October 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 10/31/11	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 10/31/12†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care Biotechnology	$5,413,738	$—	$189,399	$(416,754)	$ 0	$(5,142,383)	$—	$—	$44,000	$ —
Consumer Discretionary Media	0	—	—	1	—	—	—	—	1	1
Specialty Retail	0	—	1,328	—	—	(1,328)	—	—	—	—
Energy
Oil, Gas, and Consumable Fuels	15,000	—	15,000	(15,000)	—	(15,000)	—	—	—	—
Financials Insurance	—	—	—	29,418	0	—	—	—	29,418	29,418
Utilities
Independent Power Producers and Energy Traders	0	—	—	—	—	—	—	—	0	—
Information Technology
Electrical Equipment and Instruments	1,650	—	—	—	—	—	—	—	1,650	—
Total Common Stocks	5,430,388	—	205,727	(402,335)	0	(5,158,711)	—	—	75,069	29,419
Rights:
Health Care	3,800	—	—	10,450	0	—	—	—	14,250	10,450
Warrants:
Consumer Discretionary Media	0	—	—	—	—	0	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$5,434,188	$—	$205,727	$(391,885)	$ 0	$(5,158,711)	$—	$—	$89,319	$39,869

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

      General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

      Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at October 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

  Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The Fund’s volume of activity in equity contract for difference swap agreements from April 16, 2012 through July 24, 2012 had an average monthly notional amount while outstanding of approximately $5,010,322.

At October 31, 2012, the Fund held no investments in equity contract for difference swap agreements. For the year ended October 31, 2012, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at October 31, 2012 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign currency contracts from March 22, 2012 through October 31, 2012 had an average monthly notional value while outstanding of approximately $7,100,823.

As of October 31, 2012, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts. For the year ended October 31, 2012, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, within Net realized loss on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At October 31, 2012, there were no short sales outstanding.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted as to resale. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted securities at October 31, 2012.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

During the year ended October 31, 2012, the Fund changed its previously recognized estimate of the characterization of prior year income associated with a portfolio holding involved in a corporate reorganization that was subsequently sold. This change reduced dividends and increased accumulated net investment loss, and due to the disposition of the portfolio holding during the year, increased net realized gain on investments and reduced accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency transactions by $1,227,648.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, a write-off of current year net operating loss, and reclassification of capital gains on swap agreements. These reclassifications have no impact on the NAV of the Fund. For the year ended October 31, 2012, reclassifications were made to decrease accumulated net investment loss by $272,678 and increase accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency transactions by $39,266, with an offsetting adjustment to paid-in capital.

No distributions were made during the years ended October 31, 2012 or October 31, 2011.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

At October 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(44,646,023)
Net unrealized depreciation on investments and foreign currency translations	(3,975,023)
Qualified late year loss deferral*	(2,207,295)
Other temporary differences**	(37,562)
Total	$(50,865,903)

*	Qualified late year losses related to partnership activities and ordinary losses realized after October 31 (certain ordinary losses incurred after October 31) and prior to the Fund’s year end may be elected as occurring on the first day of the following year.
**	Other temporary differences are due to current year mark to market adjustments on foreign currency transactions.

At October 31, 2012, the Fund had a net capital loss carryforward for federal income tax purposes of $44,646,023 which is available to reduce future required distributions of net capital gains to shareholders through 2017. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended October 31, 2012, the Fund utilized capital loss carryforwards of $4,466,796.

At October 31, 2012, the differences between book basis and tax basis unrealized depreciation were primarily due to deferral of losses on wash sales for tax purposes, certain ordinary losses, and tax basis adjustments on partnerships.

The following summarizes the tax cost of investments and the related net unrealized depreciation at October 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$203,889,573	$14,862,234	$(18,871,550)	$(4,009,316)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended October 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended October 31, 2009 through October 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director receive annual fees of $1,500 and $2,000, respectively. The Chairmen of the Proxy Voting Committee and the Nominating Committee each receive annual fees of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution agreement and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.45%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y shares do not participate in the Plan and pay no distribution fees.

5. Portfolio Securities. Purchases and sales of securities during the year ended October 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $323,158,430 and $324,014,667, respectively.

6. Transactions with Affiliates. During the year ended October 31, 2012, the Fund paid brokerage commissions on security trades of $90,001 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Fund. Additionally, the Distributor and its predecessor distributor, Gabelli & Co., retained a total of $40,341 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended October 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended October 31, 2012, there were no borrowings outstanding under the line of credit.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

8. Capital Stock. The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class Y Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor. Class AAA Shares and Class Y Shares are offered to qualified investors without a sales charge.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended October 31, 2012 and 2011 amounted to $41 and $1,693, respectively.

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	110,850	$1,201,190	1,310,609	$14,005,944
Shares redeemed	(149,073)	(1,604,090)	(617,716)	(6,479,096)

Net increase/(decrease)	(38,223)	$(402,900)	692,893	$7,526,848

Class A
Shares sold	2,733,955	$29,401,911	6,521,263	$68,992,740
Shares redeemed	(5,950,837)	(64,092,387)	(5,988,343)	(63,575,401)

Net increase/(decrease)	(3,216,882)	$(34,690,476)	532,920	$5,417,339

Class B
Shares sold	—	—	2,575	$26,159
Shares redeemed	(473,384)	$(4,845,267)	(472,136)	(4,775,723)

Net decrease	(473,384)	$(4,845,267)	(469,561)	$(4,749,564)

Class C
Shares sold	381,721	$3,897,314	1,825,040	$18,352,650
Shares redeemed	(1,836,896)	(18,785,663)	(1,256,097)	(12,672,998)

Net increase/(decrease)	(1,455,175)	$(14,888,349)	568,943	$5,679,652

Class Y
Shares sold	1,175,847	$13,103,537	3,581,125	$39,077,415
Shares redeemed	(2,931,699)	(32,671,151)	(2,133,550)	(23,335,584)

Net increase/(decrease)	(1,755,852)	$(19,567,614)	1,447,575	$15,741,831

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Gabelli Enterprise Mergers and Acquisitions Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gabelli Enterprise Mergers and Acquisitions Fund (a series of the Gabelli 787 Fund, Inc. and hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

December 26, 2012

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Regina M. Pitaro Director Age: 57	Since 2008	1	Managing Director and Director of GAMCO Asset Management, Inc.	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 76	Since 2008	35	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Director Age: 74	Since 2008	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008

Vincent D. Enright Director Age: 68	Since 2008	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. (diversified manufacturing)

Arthur V. Ferrara Director Age: 82	Since 2008	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Kuni Nakamura Director Age: 44	Since 2008	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Salvatore J. Zizza Director Age: 66	Since 2008	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans- Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President, Secretary and Acting Chief Compliance Officer Age: 60	Since 2008 Since November 2011

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 54	Since 2008

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Ms. Pitaro is considered an “interested person” because of her affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Gabelli Enterprise Mergers and

Acquisitions Fund

A Portfolio of the Gabelli 787 Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Anthony J. Colavita	Kuni Nakamura
President,	President,
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

James P. Conn	Regina M. Pitaro
Former Managing Director	Managing Director and
and Chief Investment	Director, GAMCO Asset
Officer,	Management Inc.
Financial Security Assurance
Holdings Ltd.

Vincent D. Enright	Salvatore J. Zizza
Former Senior Vice	Chairman,
President and	Zizza & Associates Corp.
Chief Financial Officer,
KeySpan Corporation

Arthur V. Ferrara
Former Chairman and
Chief Executive Officer,
Guardian Life Insurance
Company of America

Officers

Bruce N. Alpert	Agnes Mullady
President, Secretary,	Treasurer
and Acting Chief
Compliance Officer

Custodian, Transfer Agent, and

Dividend Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q412AR

Gabelli

Enterprise

Mergers

and

Acquisitions

Fund

ANNUAL REPORT

OCTOBER 31, 2012

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,696 in 2011 and $18,696 in 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2011 and $0 in 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 in 2011 and $3,700 in 2012. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2011 and $0 in 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not Applicable

(c)	100%

(d)	Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2011 and $0 in 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli 787 Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	1/4/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	1/4/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	1/4/2013

* Print the name and title of each signing officer under his or her signature.